Putnam
Investment Grade
Municipal Trust III

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-98


[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* "With municipal bond yields about equal to Treasury yields, municipal bonds have become an exceptional investment choice for U.S. fixed-income investors."

                           -- Richard P. Wyke, manager
                              Putnam Investment Grade Municipal Trust III

* "There is one type of staid, secure bond fund that has been overlooked amid the global scramble for safety and that is now emerging as the best bargain in the bond market: municipal bond funds."

                           -- The Wall Street Journal, October 5, 1998

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

16 Financial statements

25 Results of October 1, 1998 shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Thanks in part to the rush of foreign investors to the safety of the U.S. bond market, yields on long-term municipal bonds have moved remarkably close to yields on taxable 30-year Treasury bonds. Except for a recent flurry of new tax-exempt bond issuance in the face of declining interest rates, the increased demand for tax-exempt bonds is not likely to be matched by new supply; most issuers have already refinanced outstanding bonds at lower rates and the flow of refunding has fallen off markedly.

One of the greatest challenges for Fund Manager Richard Wyke may continue to be that of finding securities that meet Putnam Investment Grade Municipal Trust III's strict selection criteria. Rick has also adjusted the fund's credit and sector strategies in response to the changing environment and emerging trends he sees developing.

You will find details of these developments and other aspects of the fund's performance during the fiscal year that closed on October 31, 1998, in the following report from Rick. He also offers his views on prospects for the fiscal year that just began.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 16, 1998



Report from the Fund Manager
Richard P. Wyke

Throughout the dramatic market shifts of 1998, the municipal bond market has continued to stand its ground. As of the end of October, yields on long-term municipal bond yields were approximately the same as those on the 30-year Treasury bond -- an unprecedented level of near parity. It is within this environment that Putnam Investment Grade Municipal Trust III continued to produce high current income exempt from federal taxes as well as a solid total return. For the 12 months ended October 31, 1998, the fund earned total returns of 7.49% at net asset value and 12.92% at market price. For complete performance information, please see pages 8 and 9.

* FLIGHT TO QUALITY DRIVES TREASURY YIELDS DOWN

A steady stream of international events set off the stock market volatility that sparked the bond market rallies: the unabated financial chaos in the Pacific Rim, currency devaluations and defaults in Russia, and plunging stock markets in Latin America. As foreign investors and hedge fund investors panicked about plummeting stock markets, they began a flight to quality -- selling hedge funds and emerging-markets funds in favor of the safety of U.S. Treasury bonds. This buying drove up the prices of Treasuries, and consequently, because yields and prices move in an inverse relationship, pulled down their yields. Since foreign investors do not benefit from the tax advantages of municipal bonds, prices in this market did not rise as much as those of Treasuries. As a result, with municipal bond yields about equal to Treasury yields, municipals have become an exceptional investment choice for U.S. investors.

* REFUNDINGS SLOW; MUNICIPAL SUPPLY BEGINS TO MODERATE

Normally, when interest rates fall, refundings boost the pace of bond supply. But rates have been low for some time. Most issuers have already completed their refundings and we now expect that new issues will slow down, leading to a continuing decline in the municipal bond supply. This decline is likely to have a positive influence on municipal bond prices if demand remains strong. However, as the equity market begins to recover, demand for municipals may taper off.

The relationship of Treasury yields to municipal yields is also contributing to the decline in supply. Since Treasury yields fell so dramatically relative to municipal yields, the Treasury escrows used in prerefundings are not adequate to pay off the municipal issues.

* SEARCHING FOR INCOME OPPORTUNITIES

Since last spring, one of our challenges has been to deliver an attractive level of income in a market in which yields have fallen. We have tried to meet this challenge by using the lower tiers of the investment-grade sector to increase the fund's yield. However, the yield spreads between higher-quality and lower-quality investment-grade paper have narrowed, and it is hard to justify shifting the fund's focus from the higher-quality investments without a significant yield advantage. During the reporting period, we were able to purchase Clark County, Nevada, Southwest Gas revenue bonds (rated Baa2), while selling lower-yielding paper. While these holdings and others described in this report were viewed favorably as of October 31, 1998, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/health care     19.5%

Transportation            18.2%

Utilities                 16.9%

Water and sewer           12.0%

Housing                    4.9%

Footnote reads:
*Based on net assets as of 10/31/98. Holdings will vary over time.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aa -- 8.4%

A -- 18.3%

Baa -- 22.8%

Ba -- 2.5%

Aaa -- 48.0%


Footnote reads:
*As a percentage of market value as of 10/31/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Transportation issues have also fared well over the past year, since passenger demand has remained steady and fuel costs have been low. This combination of factors has enabled airlines to profit and has helped support airport revenues. For example, Denver (Colorado) City and County Airport revenue bonds with a Baa rating have generated steady income for some time. As the economy slows, however, this sector may need closer scrutiny.

Another strategy we have used has been to extend call protection as we make new investments. This is done by purchasing noncallable bonds or bonds with distant call dates. Callable bonds carry the option of being redeemed, or called away, by the issuer at a certain future date. Bonds are normally called away if interest rates are lower than they were when the bonds were originally issued. By avoiding callable bonds, the portfolio has a better chance of maintaining a consistent level of income.

The potential for declining income may be offset in part by leveraging, a strategy that has been useful in enhancing the trust's income. The trust issues preferred shares to institutional short-term investors at low rates and reinvests the proceeds in higher-paying longer-term bonds. The effect is a more positive cash flow for the trust.

* INTEREST-RATE CUTS HELP BOND MARKET FOCUS

The bond markets are beginning to move away from their obsession with the international markets. The Federal Reserve Board cut interest rates twice in three weeks in the fall, (and again in mid November after the close of this reporting period), signaling that it is ready to provide the liquidity to reassure the markets. The drop in interest rates has helped the U.S. bond markets focus on underlying economic fundamentals and become more balanced. The flight to quality, which shaped the bond market in the third quarter, should begin to stabilize and then reverse course, but very slowly.

The intermediate maturity range of the yield curve (8 to 15 years), where many of the fund's holdings have been positioned, has outperformed other maturities and we expect this trend to continue over the near term. However, there will come a time when a shift to longer maturities will offer better performance. As opportunities appear in the longer-term market, we will adjust the portfolio accordingly.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/98, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust III is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 10/31/98

                                            Lehman Bros. Consumer
                                    Market  Municipal     Price
(common shares)               NAV    price  Bond Index    Index
------------------------------------------------------------------------------
1 year                       7.49%   12.92%    8.02%      1.36%
------------------------------------------------------------------------------
Life of fund (11/29/93)     32.29    25.28    37.33      12.35
Annual average               5.85     4.69     6.66       2.40
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/98
(most recent calendar quarter)

                                                        Market
(common shares)                                 NAV     price
------------------------------------------------------------------------------
1 year                                         8.96%    10.85%
------------------------------------------------------------------------------
Life of fund (11/29/93)                       32.81     23.53
Annual average                                 6.04      4.46
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/98

------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                      12
------------------------------------------------------------------------------
Income                                   $0.8004
------------------------------------------------------------------------------
Capital gains1                              --
------------------------------------------------------------------------------
 Total                                   $0.8004
------------------------------------------------------------------------------
Preferred shares Series A (200 shares)
------------------------------------------------------------------------------
Income                                  $1,797.58
------------------------------------------------------------------------------
Capital gains1                              --
------------------------------------------------------------------------------
  Total                                 $1,797.58
------------------------------------------------------------------------------
Share value (common shares)         NAV           Market price
------------------------------------------------------------------------------
10/31/97                          $13.35           $12.875
------------------------------------------------------------------------------
10/31/98                           13.51            13.687
------------------------------------------------------------------------------
Current return (common shares)
------------------------------------------------------------------------------
End of period
------------------------------------------------------------------------------
Current dividend rate2              5.92%             5.85%
------------------------------------------------------------------------------
Taxable equivalent3                 9.80              9.69
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


Report of independent accountants
For the fiscal year ended October 31, 1998

To the Trustees and Shareholders of
Putnam Investment Grade Municipal Trust III

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, except for bond ratings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust III (the "fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 1998




Portfolio of investments owned
October 31, 1998

Key to Abbreviations
AMBAC           -- AMBAC Indemnity Corporation
FGIC            -- Financial Guaranty Insurance Company
FSA             -- Financial Security Assurance
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
IF COP          -- Inverse Floating Rate Certificate of Participation
MBIA            -- Municipal Bond Investors Assurance Corporation

MUNICIPAL BONDS AND NOTES  (97.0%) (a)
PRINCIPAL AMOUNT                                                                              RATINGS(RAT)           VALUE

Alaska  (1.7%)
--------------------------------------------------------------------------------------------------------------------------
         $1,000,000  Valdez, Marine Term. Rev. Bonds
                       (Sohio Pipeline), 7 1/8s, 12/1/25                                        AA          $    1,105,000

California  (10.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Beverly Hills, Pub. Fin. Auth. Lease Rev. Bonds,
                       MBIA, 5.65s, 6/1/15                                                      AAA              2,656,250
          1,250,000  CA State U. IFB, AMBAC, 9.959s, 11/1/21
                       (acquired 9/2/94, cost $1,339,094) (RES)                                 AAA              1,457,813
          1,500,000  Foothill/Eastern Trans. Corridor Agcy. Toll Rd.
                       Rev. Bonds, Sr. Lien, Ser. A, zero %, 1/1/08                             Baa              1,192,500
          1,000,000  San Diego Cnty., Wtr. Auth. IF COP, FGIC,
                       7.636s, 4/23/08 (SEG)                                                    Aaa              1,231,250
                                                                                                            --------------
                                                                                                                 6,537,813

Colorado  (9.9%)
--------------------------------------------------------------------------------------------------------------------------
                     Denver, City & Cnty. Arpt. Rev. Bonds
          2,205,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1             2,508,188
            795,000    Prerefunded, Ser. A, 8 3/4s, 11/15/23                                    Aaa                922,200
          1,370,000    Ser. A, 8 1/2s, 11/15/23                                                 Baa1             1,500,150
            130,000    Prerefunded, Ser. A, 8 1/2s, 11/15/23                                    Aaa                144,625
          1,000,000    Ser. D, 7 3/4s, 11/15/13                                                 Baa1             1,291,250
                                                                                                            --------------
                                                                                                                 6,366,413

Florida  (4.5%)
--------------------------------------------------------------------------------------------------------------------------
                     Broward Cnty., Resource Recvy. Rev. Bonds
            880,000    (SES Broward Cnty. LP South), 7.95s, 12/1/08                             A                  938,564
          1,795,000    (Waste-Energy LP North), 7.95s, 12/1/08                                  A                1,914,457
                                                                                                            --------------
                                                                                                                 2,853,021

Georgia  (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  GA Med. Ctr. Hosp. Auth. IFB (Columbus Regl. Hlth.
                       Care Syst.), Ser. B, MBIA, 8.901s, 8/1/10                                AAA                595,000

Illinois  (6.4%)
--------------------------------------------------------------------------------------------------------------------------
                     IL Hlth. Fac. Auth. Rev. Bonds
          1,690,000    (Glenoaks Med. Ctr.), Ser. D, 9 1/2s, 11/15/15                           Baa1             1,899,138
          2,000,000    (Highland Pk. Hosp.), Ser. A, MBIA,
                       5 3/4s, 10/1/17                                                          Aaa              2,185,000
                                                                                                            --------------
                                                                                                                 4,084,138

Indiana  (3.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Marion Cnty., Ind. Convention & Recreation Fac. Auth.
                       Rev. Bonds
                       (Excise Tax Rev. Lease Rental), Ser. A,
                       AMBAC, 7s, 6/1/21                                                        AAA              2,177,500

Kansas  (4.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,400,000  Burlington, Poll. Ctrl. Rev. Bonds (Kansas Gas &
                       Electric Co.), MBIA, 7s, 6/1/31                                          AAA              2,628,000

Kentucky  (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Boone Cnty., Poll. Ctrl. Rev. Bonds (Coll-Dayton
                       Pwr. & Lt. Co.), 6 1/2s, 11/15/22                                        AA-              1,092,500

Louisiana  (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,420,000  Beauregard, Parish Rev. Bonds
                       (Boise Cascade Corp.), 7 3/4s, 6/1/21                                    Baa3             1,547,800

Massachusetts  (5.4%)
--------------------------------------------------------------------------------------------------------------------------
            750,000  MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr. of
                       Central MA), Ser. B, AMBAC, 9.19s, 6/23/22                               Aaa                989,063
          1,000,000  MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53,
                       MBIA, 6.15s, 12/1/29                                                     Aaa              1,061,250
            830,000  MA State Port Auth. Rev. Bonds, 13s, 7/1/13                                Aaa              1,425,525
                                                                                                            --------------
                                                                                                                 3,475,838

Michigan  (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  MI State Hosp. Fin. Auth. Rev. Bonds
                       (Pontiac Osteopathic Hosp.), Ser. A, 6s, 2/1/24                          Baa1             1,042,500

Minnesota  (1.6%)
--------------------------------------------------------------------------------------------------------------------------
            925,000  SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                       Ser. A-9, FSA, 7.1s, 1/1/30                                              Aaa              1,033,688

Nevada  (3.3%)
--------------------------------------------------------------------------------------------------------------------------
                     Clark Cnty., Indl. Dev. Rev. Bonds
          1,000,000    (NV Pwr. Co.), Ser. A, 5.9s, 11/1/32                                     BBB-             1,023,750
          1,000,000    (Southwest Gas Corp.) Ser. B, 7 1/2s, 9/1/32                             Baa2             1,110,000
                                                                                                            --------------
                                                                                                                 2,133,750

New Jersey  (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,455,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                       (Newcomb Med. Ctr.), Ser. A, 7 7/8s, 7/1/03                              Ba3              1,538,663

New York  (10.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Metropolitan Trans. Auth. Commuter Fac. Rev.
                       Bonds, Ser. A, MBIA, 5 5/8s, 7/1/27                                      Aaa              1,080,000
            725,000  NY City, G.O. Bonds, Ser. B, 7 1/2s, 2/1/06                                A3                 810,188
            275,000  NY City, G.O. Bonds, Prerefunded, Ser. B,
                       7 1/2s, 2/1/06                                                           A3                 310,405
                     NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
          2,000,000    Ser. C, 7 3/4s, 6/15/20                                                  Aaa              2,235,000
          1,000,000    Ser. B, 5 3/4s, 6/15/26                                                  A1               1,073,750
          1,000,000  NY State Energy Res. & Dev. Auth. Elec. Fac.
                       Rev. Bonds (Cons. Edison Co. of NY, Inc.),
                       Ser. A, 7 1/2s, 1/1/26                                                   A1               1,045,000
                                                                                                            --------------
                                                                                                                 6,554,343

Pennsylvania  (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Environmental Impt.), 6.7s, 12/1/20                                     Baa2             1,100,000

Puerto Rico  (4.0%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Cmnwlth. of PR, Hwy. Trans. Auth. Rev.
                       Bonds, Ser. A, 5s, 7/1/38                                                A                1,952,500
            500,000  PR Elec. Pwr. Auth. IFB, FSA, 8.179s, 7/1/23                               Aaa                588,125
                                                                                                            --------------
                                                                                                                 2,540,625

Tennessee  (6.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Maury Cnty. Indl. Dev. Board Poll. Control Rev.
                       Bonds (Saturn Corp.), 6 1/2s, 9/1/24                                     A                1,111,250
          2,700,000  Metropolitan Govt. Nashville & Davidson Cnty.,
                       Tenn. Wtr. & Swr. IFB, AMBAC, 8.368s, 1/1/22                             Aaa              3,165,750
                                                                                                            --------------
                                                                                                                 4,277,000

Texas  (10.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,400,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (St. Luke's Lutheran Hosp.), 7.9s, 5/1/18                                AAA/P            2,793,000
          1,250,000  North Central Hlth. Fac. Dev. Corp. IFB
                       (Presbyterian Hlth. Care Syst.), Ser. C,
                       MBIA, 9.407s, 6/15/21                                                    Aaa              1,475,000
          2,000,000  Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll.
                       Rev. Bonds (Southwestern Elec. Pwr. Co.),
                       Ser. A, 8.2s, 8/1/11                                                     A1               2,237,500
                                                                                                            --------------
                                                                                                                 6,505,500

Virginia  (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  VA State Hsg. Dev. Auth. Rev. Bonds,
                       Ser. A, 7.1s, 1/1/17                                                     Aa1              1,058,750

Washington  (3.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,750,000  King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                             Aa1              1,949,060
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments  (cost $59,160,656) (b)                                              $   62,196,902
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $64,148,599.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      October 31, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $59,231,920, resulting in gross unrealized appreciation and depreciation of $3,169,834 and $204,852, respectively, or net unrealized appreciation of $2,964,982.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      October 31, 1998 was $1,457,813 or 2.3% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1998.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates are the current interest rates at October 31, 1998.

      The fund had the following industry group concentrations greater than 10% at October 31, 1998 (as a percentage of net assets):

          Hospitals/health care      19.5%
          Transportation             18.2
          Utilities                  16.9
          Water & sewerage           12.0

      The fund had the following insurance concentrations greater than 10% at October 31, 1998 (as a percentage of net assets):

          MBIA                       18.2%
          AMBAC                      12.1

-------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 1998
                            Total     Aggregate Face  Expiration    Unrealized
                            Value         Value          Date      Depreciation
-------------------------------------------------------------------------------
Municipal Index Future
(long)                   $6,524,375    $6,534,463       Dec-98      $(10,088)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $59,160,656) (Note 1)                                              $62,196,902
-----------------------------------------------------------------------------------------------
Cash                                                                                    865,678
-----------------------------------------------------------------------------------------------
Interest receivable                                                                   1,372,163
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          205,000
-----------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                  417
-----------------------------------------------------------------------------------------------
Total assets                                                                         64,640,160

Liabilities
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                             39,000
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   267,254
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            113,731
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                4,850
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             7,983
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,028
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   57,715
-----------------------------------------------------------------------------------------------
Total liabilities                                                                       491,561
-----------------------------------------------------------------------------------------------
Net assets                                                                          $64,148,599

Represented by
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares (200 shares issued and
outstanding at $50,000 per share) (Note 4)                                          $10,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)              55,817,870
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                              (212,149)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (4,483,280)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            3,026,158
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                          $64,148,599

Computation of net asset value
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed
preferred shares -- liquidation preference                                          $10,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                          $14,904
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed
preferred shares -- liquidation preference                                          $10,014,904
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                               $54,133,695
-----------------------------------------------------------------------------------------------
Net asset value per common share
($54,133,695 divided by 4,007,092 shares)                                                $13.51
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1998
Tax exempt interest income:                                                          $3,813,223
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        447,030
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           69,984
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         9,687
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          4,815
-----------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                            5,868
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  11,757
-----------------------------------------------------------------------------------------------
Auditing                                                                                 15,140
-----------------------------------------------------------------------------------------------
Legal                                                                                    11,364
-----------------------------------------------------------------------------------------------
Postage                                                                                   3,497
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                   55,159
-----------------------------------------------------------------------------------------------
Other                                                                                    16,406
-----------------------------------------------------------------------------------------------
Total expenses                                                                          650,707
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (31,706)
-----------------------------------------------------------------------------------------------
Net expenses                                                                            619,001
-----------------------------------------------------------------------------------------------
Net investment income                                                                 3,194,222
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         92,349
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                         489,374
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                  440,582
-----------------------------------------------------------------------------------------------
Net gain on investments                                                               1,022,305
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $4,216,527
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended October 31
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                                $3,194,222      $3,458,269
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                 581,723        (110,758)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              440,582       1,548,774
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  4,216,527       4,896,285
---------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                             (359,515)       (356,863)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $14,904 and
$14,795, respectively)                                                                3,857,012       4,539,422
---------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (3,206,786)     (3,207,038)
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            650,226       1,332,384

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                    63,498,373      62,165,989
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income and undistributed
net investment income of $212,149 and
$159,930, respectively)                                                             $64,148,599     $63,498,373
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of year                                4,007,092       4,007,092
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                                                                   200             200
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   For the period
Per-share                                                                                                           Nov. 29, 1993+
operating performance                                                Year ended October 31                          to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                                    $13.35           $13.02           $13.22           $12.36           $14.02(d)
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .80              .86              .82              .90              .85(e)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .25              .36             (.13)             .85            (1.69)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.05             1.22              .69             1.75             (.84)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                            (.09)            (.09)            (.09)            (.09)            (.06)(f)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.80)            (.80)            (.80)            (.80)            (.67)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions:                                 (.89)            (.89)            (.89)            (.89)            (.73)
------------------------------------------------------------------------------------------------------------------------------------
Preferred share
offering costs                                         --               --               --               --             (.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                                    $13.51           $13.35           $13.02           $13.22           $12.36
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period
(common shares)                                   $13.687          $12.875          $11.875          $11.875          $10.125
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value
(common shares) (%)(a)                              12.92            15.54             6.89            25.77           (28.60)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                       $64,149          $63,498          $62,166          $62,985          $59,518
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                         1.21             1.30             1.30             1.23              .85(e)*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                         5.25             5.90             5.59             6.30             5.89(e)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         28.13            37.75           123.89           165.21           148.90*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(d) Represents initial net asset value of $14.10 less offering expenses of $0.08. Of these expenses $0.02 are due to a revision of offering expenses on August 31, 1994.

(e) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period reflect a reduction of $0.02 per share.

(f) Preferred shares were issued on February 10, 1994. (Note 4)




Notes to financial statements
October 31, 1998

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust III, (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of investment grade municipal securities that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair market value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1998, the fund had a capital loss carryover of approximately $4,063,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

   Loss Carryover                  Expiration
  ----------------             -----------------
    $1,504,000                  October 31, 2002
     1,863,000                  October 31, 2003
      452,000                   October 31, 2004
      244,000                   October 31, 2005

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on October 31, 1998 was 3.70%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution ( or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1998, the fund required no such reclassifications.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $27,157. These expenses are being amortized on a straight-line basis over a five-year period.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1998, fund expenses were reduced by $31,706 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $410 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended October 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $17,908,604 and $17,390,960, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1998, no such restrictions have been placed on the fund.



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.

Results of October 1, 1998 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 1, 1998. At the meeting, each of the nominees for Trustees was elected, as follows:

                               Common Shares         Preferred Shares
                                         Votes                     Votes
                            Votes for  withheld  Votes for       withheld
Jameson Adkins Baxter       2,753,245    60,379     189            0
Hans H. Estin               2,731,479    82,145     189            0
J.A. Hill                       not applicable      189            0
Ronald J. Jackson           2,750,086    63,538     189            0
Paul L. Joskow              2,744,650    68,974     189            0
Elizabeth T. Kennan         2,740,369    73,255     189            0
Lawrence J. Lasser          2,753,550    60,074     189            0
John H. Mullin III          2,739,925    73,699     189            0
Robert E. Patterson             not applicable      189            0
Donald S. Perkins           2,738,498    75,126     189            0
William F. Pounds           2,747,623    66,001     189            0
George Putnam               2,750,623    63,001     189            0
George Putnam, III          2,749,790    63,834     189            0
A.J.C. Smith                2,751,519    62,105     189            0
W. Thomas Stephens          2,743,650    69,974     189            0
W. Nicholas Thorndike       2,736,345    77,279     189            0

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows:

Common Shares -- 2,749,597 votes for, and 13,862 votes against, with 50,165 abstentions and broker non-votes.

Preferred Shares -- 189 votes for, and 0 votes against, with 0 abstentions and broker non-votes.

A proposal to approve an amendment to the fund's fundamental investment restriction with respect to making loans was approved as follows:

Common Shares -- 2,025,901 votes for, and 233,809 votes against, with 553,914 abstentions and broker non-votes.

Preferred Shares -- 189 votes for, and 0 votes against, with 0 abstentions and broker non-votes.

A proposal to approve an amendment to the fund's fundamental policy concerning the purchase of bonds paying interest subject to the federal Alternative Minimum Tax was approved as follows:

Common Shares -- 2,118,417 votes for, and 167,282 votes against, with 527,925 abstentions and broker non-votes.

Preferred Shares -- 189 votes for, and 0 votes against, with 0 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our website (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
---------------------
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AN47858 215 12/98